Regulatory matters (Tables)	6 Months Ended
Jun. 30, 2026
Regulated Operations [Abstract]
Schedule of Regulatory Proceedings
In the second quarter of 2026, the following regulatory proceedings were completed.

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Park Water	California	General Rate Case ("GRC")
On January 2, 2024, Park Water filed an application seeking a rate adjustment of $9.3 million based on a return of equity ("ROE") of 9.35% and an equity ratio of 57%. On July 24, 2024, the Public Advocates Office at the California Public Utilities Commission (the "California PUC") filed testimony recommending a $2.4 million decrease in revenues for 2025. On September 23, 2024, the Company served rebuttal testimony seeking a $9.0 million rate adjustment. Legal briefs were filed in December 2024. On December 5, 2024, in the Cost of Capital proceeding for Small Class A Water Utilities, the California PUC issued an order increasing Park Water's ROE to 9.57%. On May 30, 2025, the California PUC authorized an interim rate adjustment of $0.9 million or 2.3%, effective July 1, 2025 and established an Interim Rate Memorandum Account to track differences between the interim rates and final rates approved. A Proposed Decision was issued on April 10, 2026 by the Administrative Law Judge recommending an adjustment in revenues of approximately $6.0 million or 14.31%. An Alternate Proposed Decision was also issued on the same day by the assigned Commissioner's office, which recommends a rate adjustment of approximately $0.4 million or 1.06%. The Company filed comments on the proposed decisions on April 30, 2026. On May 13, 2026, a revised Alternate Proposed Decision was issued, which recommended a decrease of $0.3 million or 0.70%. On May 14, 2026, the California PUC issued an order approving the revised Alternate Proposed Decision, which authorizes a revenue requirement of $42.53 million based on a rate of return of 7.17%, which results in a revenue decrease of $0.3 million or 0.70% for the 2025 test year. On June 29, 2026, Park Water submitted a petition for modification to correct errors in the California PUC decision (D26-05-032) as certain adopted costs do not appear to be fully reflected in the authorized revenue requirement. The revenue requirement per the petition for modification is approximately $43.0 million, which would result in a rate increase of $0.2 million or 0.35%. A decision on the petition for modification request is pending.

4.Regulatory matters (continued)

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Apple Valley Water	California	GRC
On January 2, 2024, Apple Valley Water filed an application seeking a rate adjustment of $3.1 million based on an ROE of 9.35% and an equity ratio of 57%. On July 24, 2024, the Public Advocates Office at the California PUC filed testimony recommending a $3.9 million decrease in revenues for 2025. On September 23, 2024, the Company served rebuttal testimony seeking a $2.9 million rate adjustment. Legal briefs were filed in December 2024. On December 5, 2024, in the Cost of Capital proceeding for Small Class A Water Utilities, the California PUC issued an order increasing Apple Valley Water’s ROE to 9.57%. On May 30, 2025, the California PUC authorized an interim rate adjustment of $0.7 million or 2.3%, effective July 1, 2025 and established an Interim Rate Memorandum Account to track differences between the interim rates and final rates approved. A Proposed Decision was issued on April 10, 2026 by the Administrative Law Judge recommending a rate adjustment of $1.88 million or 7.17%. An Alternate Proposed Decision was also issued on the same day by the assigned Commissioner's office, which recommends a decrease of $2.16 million or 7.09% from present revenues. The Company filed comments on the proposed decisions on April 30, 2026. On May 13, 2026, a revised Alternate Proposed Decision was issued, which recommended a decrease of approximately $2.4 million or 7.78%. On May 14, 2026, the California PUC issued an order approving the revised Alternate Proposed Decision, which authorizes a revenue requirement of approximately $28.3 million based on a rate of return of 7.17%, which results in a revenue decrease of approximately $2.4 million or 7.78% for the 2025 test year. On June 29, 2026, Apple Valley Water submitted a petition for modification to correct errors in California PUC decision (D26-05-032) as certain adopted costs do not appear to be fully reflected in the authorized revenue requirement. The revenue requirement per the petition for modification is approximately $28.7 million, which would result in a rate decrease of approximately $2.0 million or 6.64%. A decision on the petition for modification request is pending.

Schedule of Regulatory Assets and Liabilities
Regulatory assets and liabilities consist of the following:

	June 30,	December 31,
(millions of U.S. dollars)	2026	2025
Regulatory assets
Securitized costs, net	$250.3	$260.0
Deferred capitalized costs	276.3	244.1
Rate adjustment mechanism	227.4	184.5
Fuel and commodity cost adjustments	121.5	116.1
Wildfire mitigation and vegetation management (a)	101.4	139.7
Income taxes	93.4	96.9
Environmental remediation	65.6	72.6
Pension and post-employment benefits	41.6	47.1
Clean energy and other customer programs	39.1	41.9
Property tax deferral mechanism (1)	22.4	18.9
Retired generating plant	13.0	13.4
Asset retirement obligation	11.8	11.5
Rate review costs	9.8	9.9
Cost of removal	8.0	8.7
Other regulatory assets	135.3	130.6
Total regulatory assets	$1,416.9	$1,395.9
Less: current regulatory assets	(237.9)	(205.1)
Non-current regulatory assets	$1,179.0	$1,190.8

Regulatory liabilities
Income taxes	$235.2	$242.5
Cost of removal	209.0	199.5
Pension and post-employment benefits	162.5	161.9
Fuel and commodity cost adjustments	21.0	19.6
Clean energy and other customer programs	8.5	8.7
Rate adjustment mechanism	3.8	1.2
Other regulatory liabilities	17.9	17.3
Total regulatory liabilities	$657.9	$650.7
Less: current regulatory liabilities	(69.3)	(65.8)
Non-current regulatory liabilities	$588.6	$584.9
(1) Property tax deferral mechanism represents actual costs incurred for property taxes in excess of amounts collected in revenues. These costs are expected to be recovered over various periods and are not included in rate base.